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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                            ______________________

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ______________________


                        DATE OF REPORT: APRIL 28, 2000
                       (DATE OF EARLIEST EVENT REPORTED)

                                e resources inc
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


________________________________________________________________________________
            Utah                     33-14065-D           87-0476117
(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)               File Number)         Identification Number)

                  304 NORTH HIGHWAY 377, ROANOKE, TEXAS 76262
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 491-8698

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On April 28, 2000, the registrant, e resources inc (formerly named "Dryden Industries, Inc."), a Utah corporation ("e resources" or the "Company"), acquired all the outstanding capital stock of CareMart, Inc., a Delaware Company ("CareMart," formerly named "e resources inc"). The acquisition was accomplished pursuant to a reverse triangular merger, whereby CareMart was merged with a wholly-owned subsidiary of the Company in accordance with a merger agreement entered into between the parties on March 17, 2000 (the "Merger Agreement"). The Company's plan to acquire CareMart pursuant to the Merger Agreement was previously reported in the Company's 10-QSB filed with the Securities and Exchange Commission (the "SEC") on May 22, 2000.

     Immediately prior to the merger, CareMart acquired all the outstanding capital stock of Cunningham & Cunningham Health Concerns, a Texas corporation ("CC&H"). CC&H operated the business of CareMart prior to the merger.

     Pursuant to the terms of the Merger Agreement, the former stockholders of CareMart common stock received a total of approximately 4,842,987 shares of the Company's common stock, $.001 par value per share, which immediately after the acquisition represented approximately 33% of the outstanding shares of the Company's common stock. The outstanding shares of CareMart's common stock were retired upon merger, pursuant to the Merger Agreement. In addition, pursuant to the Merger Agreement, CareMart was granted the right to designate an additional member to the Board of Directors of the Company.

     CareMart is an online niche marketer and distributor of home healthcare products and supplies for general and institutional consumption. CareMart markets to healthcare providers who treat persons with reduced or impaired mobility or other self-care limitations due to age, injuries or disease. CareMart has a diverse line of healthcare products available for purchase via the CareMart web site, CareMart.com. CareMart's products range from large, durable items such as wheelchairs, electric scooters, and therapeutic spas, to expendable products which require frequent replenishment such as adult diapers, wound care items and diabetic supplies. The Company intends to continue to conduct the business of CareMart in its ordinary course.

     Christopher D. Curtis, a former stockholder of CareMart, has been a Director of the Company since February, 2000 and accordingly, was a Director of the Company on the date of the CareMart acquisition. In connection with the merger, Mr. Curtis was issued 1,787,479 shares of the Company's common stock and was appointed to the offices of Chief Executive Officer and Secretary of the Company by the Board of Directors. In addition, Charles C. Cunningham, also a former stockholder of CareMart, was issued 2,813,358 shares of the Company's common stock, was elected as a Member of the Board of Directors, and was appointed to the offices of President and Treasurer of the Company by the Board of Directors.

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     The consideration for the purchase of the outstanding capital of CareMart was determined as a result of arms' length negotiation between the Company and CareMart. Because the consideration consisted entirely of shares of the common stock of the Company, the Company did not have any material funding requirements in order to effectuate the acquisition. The acquisition is being accounted for as a recapitalization of CareMart and Vista Photographic and Video Group, Ltd. ("vistastream"), which was acquired by the Company in February 2000, with no adjustment to the carrying value of the assets or liabilities of the acquired entities. Please see Item 7, pursuant to which the Merger Agreement is attached as Exhibit 7.4.
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Item 5. OTHER EVENTS

     (a)  Amended Financial Statements

     As previously reported in the Company's 10-QSB filed May 22, 2000 and the Company's 10-KSB filed April 26, 2000, the Company acquired vistastream, a full service video production house and a producer and broadcaster of streaming media content for the Internet, on February 3, 2000. vistastream is now a wholly-owned subsidiary of the Company. Subsequently, on April 28, 2000, the Company acquired CareMart as a wholly-owned subsidiary of the Company (see Item 2 above). Management has recently determined that it is in the best interests of the Company to characterize the acquisitions of vistastream and CareMart as closely related transactions for accounting purposes, resulting in the preparation of amended financial statements.

     On June 28, 2000, the Company received the audited financial statements from the Company's independent auditors, HJ & Associates, LLC. Please see Item 7, pursuant to which the audited financial statements of vistastream and CareMart are attached as Exhibits 7.1 and 7.2, respectively. The audited
                         ------------     ---
financial statements attached hereto reflect the recharacterization of the acquisitions as closely related transactions.

     (b)  Private Placement Offering

     Within the next week, the Company intends to commence a private placement offering of its common stock (the "Offering"). The Company intends to offer a maximum of Five Million (5,000,000) shares of unregistered common stock, consisting of (i) Two Million Five Hundred Thousand (2,500,000) shares of unregistered common stock offered through subscription, at a price of One Dollar ($1.00) per Share, accompanied by (ii) warrants for Two Million Five Hundred Thousand (2,500,000) shares of unregistered common stock, at an exercise price of Four Dollars ($4.00) per share. The Offering will be conducted by the officers and directors of the Company, with the assistance of certain key personnel. The Company does not intend to employ any broker/dealer to assist in raising funds, or to pay any commission in connection with conducting the Offering. The proceeds of the Offering are anticipated to be used for acquiring and investing in businesses engaged in providing e-business solutions, working capital, and general corporate purposes.

     The initial term of the Offering is anticipated to be sixty (60) days from commencement thereof. The Company may extend the term of the Offering in its discretion. The minimum investment accepted by the Company is anticipated to be Twenty-five Thousand Dollars ($25,000)

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or a purchase of Twenty-five Thousand (25,000) shares, accompanied by a warrant for Twenty-five Thousand (25,000) shares, unless modified by the Company. The Company anticipates that it will offer the shares only to accredited investors, as such term is defined by Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and other qualified investors deemed acceptable to the Company.

     Each subscriber will receive a warrant exercisable for the number of shares of common stock purchased through subscription. The warrants will be immediately exercisable upon issuance, and will expire on December 31, 2010. In addition, each subscriber will receive registration rights pursuant to a Registration Rights Agreement to be entered into by and between the Company and the subscribers.

     The proceeds from the Offering will initially be placed in an interest bearing escrow account. Unless the Company extends the Offering period, if investors have not subscribed for at least Five Hundred Thousand (500,000) shares in the aggregate within sixty (60) days of the commencement of the Offering, the proceeds will be returned to the investors and the Offering will be cancelled. If subscriptions for at least Five Hundred Thousand (500,000) shares are received and accepted by the Company prior to the expiration of the Offering, the subscribers will be issued the shares of common stock subscribed for and a warrant to purchase an equal number of shares of common stock. The Company may conduct one or more closings prior to the expiration of the Offering.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

     Pursuant to the requirements of Item 310(c) of Regulation S-B, the audited financial statements of vistastream and CareMart as of December 31, 1999, accompanied by the report of the Company's independent auditors, H&J Associates, LLC, are attached hereto as Exhibits 7.1 and 7.2, respectively.
                            ------------     ---

     (b)  Pro forma financial information.

     Pursuant to the requirements of Item 310(d) of Regulation S-B, the unaudited consolidated pro forma financial statements of the Company (including vistastream and CareMart) as of December 31, 1999, are attached hereto as
Exhibit 7.3.
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     (c)  Merger Agreement.

          The Merger Agreement, pursuant to which e resources acquired all the outstanding capital stock of CareMart, is attached hereto as Exhibit 7.4.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        e resources inc



Date: June 30, 2000                 By: /s/ Charles C. Cunningham
                                        -------------------------------------
                                        Printed Name: Charles C. Cunningham
                                        Title:  President and Treasurer


                                    By: /s/ Christopher D. Curtis
                                        -------------------------------------
                                        Printed Name: Christopher D. Curtis
                                        Title:  Chief Executive Officer and
                                                Secretary









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